SUPPLEMENT DATED FEBRUARY 22, 2008
TO THE PROSPECTUS and
STATEMENT of ADDITIONAL INFORMATION ("SAI") of
THE INTEGRITY FUNDS
Dated May 1, 2007

Please note the following important information with regard to Integrity Technology Fund and Integrity Health Sciences Fund.

The Board of Trustees (the "Board"), of The Integrity Funds concluded at a meeting on December 14, 2007, that due to the small size of Integrity Technology Fund and Integrity Health Sciences Fund (the "Funds"), it is in the best interests of the Funds and their respective shareholders that the Funds cease operations. The Board has determined to close both of the Funds, and redeem all outstanding shares, on April 25, 2008.

Effective February 22, 2008, the Funds will no longer pursue their stated investment objectives. The Funds will begin liquidating each of their portfolios and may invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Funds are otherwise not available for purchase as of February 22, 2008.

You may redeem or exchange your shares, including reinvested distributions prior to April 25, 2008, and you will not be charged a contingent deferred sales charge. Any shareholders who have not redeemed their shares of the Funds prior to April 25, 2008 will have their shares automatically redeemed as of that date, and proceeds will be sent to the address of record. If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds Shareholder Services Department at (800) 601-5593.

Unless your investment in a Fund is through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gain. Please refer to the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE